                                                                  EXHIBIT 10.8.4

                      COMMERCIAL LEASE AND DEPOSIT RECEIPT

TENANT:  MDT, Inc.                     TERM:  Eighteen months
DATE SIGNED:  June 1, 1995             INITIAL MONTHLY RENT:  $2650.00
EFFECTIVE DATE:  June 1, 1995          RENEWAL DATE:  December 1, 1996
================================================================================

RECEIVED FROM    MDT, Inc.
              ------------------------------------------------------------------
hereinafter referred to as Tenant, the sum of $ 5,300.00   (five thousand
                                              ----------   --------------
and three hundred-------------------DOLLARS), evidenced by ___________________,
- ------------------------------------
as a deposit which, shall be applied as follows:

                                                                     RECEIVED       PAYABLE PRIOR TO OCCUPANCY
                                                                     ----------     --------------------------
Rent for the period from 6/1/95         to  6/30/95                   $2,650.00       $
                        ----------------    ------------------------  -------------    -----------------------
Last month's rental.................................................  $2,650.00       $
                                                                      -------------    -----------------------
Security deposit....................................................  $               $
                                                                      -------------    -----------------------
Key deposit.........................................................  $               $
                                                                      -------------    -----------------------
Cleaning charge.....................................................  $               $
                                                                      -------------    -----------------------
Other...............................................................  $               $
                                                                      -------------    -----------------------
TOTAL..............................................................   $5,300.00       $
                                                                      -------------    -----------------------

STATE OF SOUTH CAROLINA, COUNTY OF  Dorchester
                                   --------------------------------------------
THIS AGREEMENT entered into this  5th       day of   April        , 1995
                                 ----------        ---------------    ---
between   MDT, Inc.                               , hereinafter referred to as
        ------------------------------------------
Tenant, and   D.E. Gressette                                    , hereinafter
            ----------------------------------------------------
referred to as Landlord.

                                  WITNESSETH:

1. PREMISES. That Landlord, in consideration of rents, covenants and conditions mentioned herein, to be paid, kept, performed and observed by Tenant does hereby demise, lease and let unto Tenant, and Tenant does hereby hire and take from Landlord the premises known as:

 7277 Peppermill Parkway, N. Charleston, SC
 11,400 s.f. office/warehouse building


2. TERM.  To have and to hold said leased premises for the term of
                                                                   ------
eighteen months                                            beginning      June
- ----------------------------------------------------------           ---------
1, 1995                             and ending        December 1, 1996
- -----------------------------------            --------------------------------
 .

Tenant is hereby granted two (2) options to renew in six (6) month intervals. Tenant must give ninety (90) days' written notice to exercise any option period. Said notice to be delivered to Landlord or Landlord's agent in writing.


3. RENT. Tenant shall pay to the Landlord, a Monthly Base Rental and Additional Rent as follows:


     (A) MONTHLY BASE RENTAL. Tenant shall pay a Monthly Base Rental to Landlord for each calendar month during the term of this lease or any renewal thereof, in advance on or before the first day of each succeeding month. The amount of the Monthly Base Rental for the first year of this lease shall be two thousand six hundred and fifty-----------------------
                    ----------------------------------------------------------
     Dollars ($ 2,650.00        ).  The rental for the first month of the term
               -----------------
     of this lease shall be paid at the date of the execution hereof. If such date be other than the first day of the calendar month, such first rental payment shall be prorated for the period between the effective date of this lease and the first day of the following month.

          (1) MONTHLY BASE RENTAL ADJUSTMENTS. The Monthly Base Rental shall be subject to an annual accumulative adjustment upward on each anniversary date of this lease for the succeeding twelve months. Said annual rental adjustment shall be determined by increasing the Monthly
          Base Rental an amount equal to the sum of subparagraphs    C    below
                                                                  -------
          applied to the previous 12 months of this lease, or any renewal thereof.

               (a) STEP UP. The Monthly Base Rental shall be increased annually as follows:

               (b) COST OF LIVING INCREASE. The Monthly Base Rental shall be increased annually by an amount equal to any percentage increase during the previous 12 months in the Consumer Price Index for all Urban Consumers, as shown by the most recent published CPI proceeding each anniversary date of this lease.

               (c) INSURANCE.   The rent shall be increased annually by an
               amount equal to the annual cost of fire and extended coverage insurance for the leased premises.

               (d) UTILITIES. The minimum Monthly Base Rental shall be increased annually by the amount of any increase during the previous 12 months in the average monthly cost of utility and scavenger services paid or payable by Landlord, whether by reason of increases in rates or by increase in service or consumption. Said cost of services includes cost of all such services not paid by Tenants for such items as electricity, gas, water, sewer, garbage collection, etc.

     (B) ADDITIONAL RENT. In addition to the Monthly Base Rental and its annual accumulative adjustments, Tenant shall pay Additional Rent as indicated
     herein below in subparagraphs  1 and 2    .
                                   ------------

          (1) TAX INCREASE. Tenant shall pay annually a sum equal to any real estate taxes (ad valorem, special assessments, or any other government charges) on a pro rata basis. Presentation of copies of tax bills shall constitute sufficient evidence of Additional Rent due and shall be payable within 15 days after receipt thereof. Tenant shall be charged Additional Rent only for that portion of the calendar year during which the lease was in effect.

          (2) Landlord agrees to install 20 ton of AC in warehouse for which Tenant will pay $666.67 per month in additional rent. Total value of AC is estimated between $18,000.00 and $24,000.00.


     (C) PRORATION OF CHARGES.   If the lease premises described herein are less
     than the entire property, the increases in Monthly Base Rental adjustments, Additional Rent and all other charges required by this lease shall be determined by proration on the same ratio that the rentable floor area of the leased premises bears to the rentable floor areas of the entire
     property.  It is agreed that the leased premises contains   11,400
                                                               --------------
     square feet of rentable area of the entire property which is   11,400
                                                                  --------------
     square feet, resulting in a percentage ratio factor of  one hundred--------
                                                            -------------------
     ------ percent (  100   %).
     ------          --------

     (D) ADDITIONAL CHARGES. Any charges due Landlord by Tenant, including but not limited to damage to premises, legal fees, cost of default by remedies, and past due charges for utilities, insurance, cleaning, maintenance and repairs, etcetera or for work done on the premises by order of Tenant, shall be considered as Additional Rent due (in addition to all other rent payable) and shall be included in any lien for rent. In the event any documentary stamp tax, or tax levied on rental or leasing of the premises is required the cost shall be paid by the Tenant upon demand. The cost of a credit report on the Tenant, which may be requested at the Landlord's option shall be paid by the Tenant.

4. SECURITY DEPOSIT. Any security deposit required by Landlord and paid by Tenant shall be retained as security (interest free) for the faithful performance by Tenant of all terms, covenants, and conditions herein. Landlord may at any time apply said deposit or any part thereof against default by Tenant of any of the terms, covenants and conditions of this lease. In such event, Tenant shall upon demand deposit with Landlord the amount so applied that Landlord shall have the full amount of the deposit on hand at all times during the terms of this lease. Upon the expiration of this lease the Tenant shall surrender possession of the leased premises as required in paragraph 25 herein. Landlord is given permission to deduct from said security deposit the cost of any unusual cleaning or repairs to the property, upon vacating of Tenant. Security deposit is not a part of the rental and subsequently cannot be deducted from the rent of the last month of this tenancy. Security deposit or any remaining portion will be returned within 15 days after the termination of this tenancy or completion of the repairs necessitated by Tenant's misuse of the premises. In the event the security deposit is not sufficient to pay all charges due, Tenant shall pay said charges within three days after receiving written notice from the Landlord or the Agent.

5. TENANT'S UTILITIES. Tenant shall pay all charges or bills for all utilities and scavenger services used by Tenant, EXCEPT:

6. USE OF PREMISES.  Tenant agrees to use entire leased premises for office,
                                                                     -------
warehouse, assembly and repair facility          and for no other purposes.
- ------------------------------------------------
Pets, animals, or birds may not be kept on the premises without the Landlord's permission. These premises may not be used for sleeping quarters or apartments, for games of chance of any form of gambling, immoral conduct or any other illegal activity.

7. EXAMINATION OF PREMISES. Tenant has examined the leased premises and is familiar with their present condition. Tenant, relying solely on said examination, agrees to accept premises in their present condition except for specific items listed herein or itemized on attached check-in list.



8. DELAY OF POSSESSION. If Landlord is unable to deliver possession of leased premises on the effective date of this lease, by reason of the holding over of a prior Tenant or for any other reason, this lease shall not be affected or impaired in any way and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. The effective date of this lease, however, shall not begin until the delivery of possession. If Landlord, however, is unable to
deliver possession of the premises to Tenant by            June  1
                                                      -------------------------
, 1995    , Tenant shall have the right to cancel this lease upon written
    ------
notice delivered to Landlord and upon such cancellation Landlord and Tenant shall each be released and discharged from all liability under this lease. In such case, any deposit or prepaid rent shall be promptly returned to the Tenant.

9. TENANT'S PARKING. Parking of vehicles owned or operated by Tenant or Tenant's employees is hereby limited, restricted or prohibited, as follows:
No restrictions


10. LIABILITY INSURANCE. Tenant shall not carry any stock of goods or do anything in or about the leased premises which will in any way restrict or invalidate any insurance coverage of the leased premises. Tenant agrees to pay upon demand as Additional Rent any increase in premiums of insurance carried by the Landlord on the leased premises resulting from the Tenant's use or occupancy. Tenant shall keep in full force and effect, at Tenant's expense, insurance for plate glass, personal property, trade fixtures, and property damages, as well as a public liability policy in which both Tenant and Landlord shall be named as the insured with the following minimum coverage:
$1,000,000.00


11. MAINTENANCE AND REPAIRS. Landlord shall repair and maintain the foundation, roof, outer walls and structural members of the leased premises. Tenant shall, at Tenant's sole expense, make all of the repairs necessary to maintain the leased premises, both interior and exterior, ordinary and extraordinary, including window glass, plate glass, storefronts, doors, windows, screens, awnings, locks, keys, weather stripping and thresholds, as well as all interior walls, floors, ceilings, and floor coverings. Tenant's responsibility to maintain the premises shall also include the servicing, repair, maintenance, and if caused by Tenant's neglect, replacement of the plumbing, electrical, ventilating, heating and air conditioning systems, including all pipes, wiring, fixtures, filters, equipment, machinery, boilers, furnaces, compressors and appliances. Tenant shall also repair and be responsible for any damage caused by stoppage, breakage, leakage, overflow, discharge or freezing of plumbing pipes, soil lines, or fixtures. If any part of the leased premises is damaged by the Tenant, or Tenant's employees, agents or invitees or by any breakage and entering of said premises, or by any attempt to break and enter leased premises, Tenant shall provide Landlord with immediate written notification of all damages to the property. After notification and approval of the Landlord, repairs shall be made promptly at Tenant's expense so as to restore said premises to its previous condition. If Tenant refuses or neglects to commence necessary repairs within 10 days after written demand, or does not complete such repairs within a reasonable time thereafter, Landlord may make said repairs without liability to Tenant for any loss or damage that may accrue to Tenant's stock, business or fixtures by reason thereof, and if Landlord makes such repairs, Tenant shall pay to Landlord, on demand, as Additional Rent, the cost thereof. Tenant's failure to pay shall constitute a default of this lease. Repairs that are the Landlord's responsibility shall be made within a reasonable time after written notice from the Tenant. Tenant's failure to give or unreasonable delay in giving notice of needed repairs or defects shall make Tenant liable for any loss or damage resulting from delay of needed repairs.

12. REGULATIONS AND SANITATION. Tenant shall keep the leased premises clean, safe, sanitary and in compliance with laws, ordinances and requirements of any legally constituted public authority. Tenant shall keep broom clean all areas in and around lease premises that are not included in common area maintenance, such as front sidewalks and area behind building. Cleaning includes removing of any trash or refuse deposited on the leased premises or adjacent public area by Tenant, Tenant's customers, or anyone else. In the event of non-compliance by Tenant, Landlord shall have the right to have said areas cleaned, trash and refuse removed and charge the expense to Tenant as Additional Rent which shall be due sand payable upon demand. Nonpayment of which shall constitute default of the lease. Tenant shall employ if Landlord determines it is necessary, a reputable pest extermination company at regular intervals.

13. ALTERATIONS. Tenant shall make no alterations, additions, improvements, or rewiring in or to the leased premises without the consent of the Landlord. All additions, or improvements to the building including carpeting, tile, other floor covering, wall covering, ceiling tile, etcetera, made with or without the Landlord's written consent shall become part of the premises, and the property of the Landlord upon installation. Trade fixtures and office furniture shall be installed so as to be readily removable without injury to the premises any injury caused by said removal shall be repaired forthwith at Tenant's expense. Said trade fixtures shall be removed from the premises before the end of this lease or shall become part of the premises and the property of the Landlord. Tenant shall not install or maintain any equipment, partitions, furniture, etcetera, which the weight or operation thereof would tend to injure or be detrimental to the leased premises. or would unreasonably annoy or disturb other Tenants.

14. ASSIGNMENT OR SUBLEASE. Tenant shall not, without written consent of the Landlord, in each case, assign, transfer, mortgage, pledge or otherwise encumber or dispose of this lease, or sublet the lease premises or any part thereof or permit the premises to be occupied by other persons. Such consent shall not be unreasonably withheld. If this lease be assigned, or if the leased premises or any part thereof be sublet or occupied by any other person, firm, office or corporation with or without written permission of Landlord, it will not relieve the Tenant of any obligations under the terms of this lease, and if sublet, assigned or occupied without the Landlord's permission, this lease may, at the option of the Landlord, be terminated by a seven day written notice. In the event Tenant shall sublease the leased premises in accordance herewith for rentals in excess of those rentals payable hereunder, Tenant shall pay to Landlord monthly in advance as Additional Rent hereunder, one half of all such excess rent. Any proposed assignee that proposes to assume Tenant's obligations hereunder shall execute a satisfactory assumption agreement before consent shall be given.

15. SIGNS OR AWNINGS. Tenant shall place no signs, notices, pictures, or advertising matter upon the exterior of the leased premises except with the written consent of the Landlord. Any and all signs placed on the leased premises by Tenant shall be maintained in compliance with rules and regulations governing such signs. The Tenant shall be responsible to Landlord for any damages by installation, use, maintenance or removal of said signs. Any electrical service needed for signs shall be installed at the Tenant's expense.

16. WAIVER OF RIGHTS. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon Tenant's strict compliance with Tenant's obligations hereunder and no custom or practice of the parties of variance with the terms hereof shall constitute a waiver of the Landlord's right to demand exact compliance with the terms of this lease at a future time. The rights and remedies created by this lease are cumulative and the use of one remedy shall not be taken to exclude the right to the use of another.

17. RULES AND REGULATIONS. Landlord reserves the right at any time to make further rules and regulations as in Landlord's judgement may be necessary for the safety, care, appearance, and cleanliness of the premises and the preservation of good order therein, and such other rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been contained herein at the time of execution hereof.

18. RIGHT OF ENTRY. Landlord without being liable for trespass or damages, shall have the right to enter leased premises during reasonable hours to examine same or to make repairs, additions, or alterations as Landlord may deem necessary for the safety, comfort, appearance, or preservation thereof, or to exhibit said premises. Entry shall also be allowed to post "FOR RENT" notice, during the thirty days before the expiration of this lease. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations or additions which do not conform to this agreement. In accordance with this right, Tenant shall give Landlord a key to any and all locks, security systems and burglar alarms. Tenant shall not change or install new locks or security systems without the written consent of the Landlord.

19. LIENS. Tenant shall not create any liens or labor or materials against Landlord's interest in the leased premises. All persons contracting with the Tenant for the erection, installation, alteration, repair or demolition of any building or other improvements on the leased premises, and all material suppliers, contractors, mechanics, and laborers are hereby charged with notice that they must look to the Tenant and to the Tenant's interests only in the leased premises to secure the payment of any bill for work done or material furnished during the rental period created by this lease. In the event that liens are place on record against the leased premises by contractors, mechanics, laborers, material suppliers, etcetera because of action by Tenant it will constitute a default of this lease.

20. DAMAGE OR DESTRUCTION OF PREMISES. If premises are totally destroyed by fire or other casualty, this lease shall terminate as of the date of such destruction and rental shall be accounted for as between Landlord and Tenant as of that date. If premises are damaged but not wholly destroyed by fire or other casualty, rental shall abate in such proportion as use of premises has been lost to the Tenant. Landlord shall restore premises to substantially the same condition as prior to damage as speedily as practicable, whereupon full rental shall commence.

21. DAMAGE TO PERSONAL PROPERTY. All personal property, merchandise, fixtures and equipment placed or moved into the leased premises shall be at the risk of Tenant or the owners thereof, and Landlord shall not be liable for any damages, loss of theft of said personal property, merchandise, fixtures, or equipment, from any cause whatsoever.

22. CONDEMNATION. If the whole of the leased premises, or such portion thereof as will make said premises unusable for the purpose herein leased, be condemned by any legally constituted authority, this lease shall terminate on the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of that date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover from the public authority compensation for damage caused by condemnation. Neither the Tenant nor the Landlord shall have any rights in any award made to the other by any condemnation authority. In the event only such portion of the leased premises is acquired by condemnation as will leave the remaining premises, after alteration and repairs, in condition suitable for use by Tenant, the monthly rental payments from the day of such acquisition to the end of the original or any extended term of this lease shall be reduced in proportion to the resulting loss of use of leased premises by Tenant. In the event of such partial acquisition and reduction in rent, Landlord shall make promptly at Landlord's expense, all necessary alterations and repairs which shall be required, to restore the premises to a safe and usable condition.

23. INDEMNITY AND LIABILITY. Tenant shall indemnify and hold Landlord harmless from any and all claims, damages, costs, and expenses, including reasonable attorney's fees arising from the management of the business conducted by Tenant on the leased premises, Landlord shall not be liable, and Tenant waives all claims for damage to person or property sustained by Tenant, its employees or agents, resulting from the condition of, the leased premises,or any equipment of such as may result from any accident in or about the leased premises or which may result directly or indirectly from any act of neglect of any other Tenant of the property of which the leased premises is a part.

24. REVERSION. Tenant shall surrender to Landlord at the end of the term of this lease or upon cancellation of this lease, said leased premises broom clean and in as good condition as the leased premises were at the beginning of the term of this lease, ordinary wear and tear and damage by fire and windstorm or other acts of God excepted, or Tenant will pay Landlord all damages that Landlord may suffer because of Tenant's failure to do so. Tenant will indemnify and save Landlord harmless from and against all claims made by any succeeding Tenant of said premises against Landlord because of delay in delivering possession of leased premises, so far as such delay is occasioned by failure of Tenant to so surrender leased premises. Security deposit may be withheld as payment or partial payment of repairs or unusual cleaning needed after Tenant vacates.

25. EFFECTIVE DATE OF LEASE. This lease shall become effective as a binding agreement only upon the execution and delivery thereof by both Landlord and Tenant. If this lease is signed by one party and submitted to the other party, then it shall constitute an offer to lease which is subject to revocation at any time prior to execution by the other party and delivery of a fully executed copy to the submitting party.

26. NOTICES. Tenant hereby appoints as Tenant's agent to receive service of all notices required under this lease as well as all dispossessory distraint notices, the person in charge of leased premises or occupying said premises, at the time notice is delivered. If no person is in charge, or occupying said premises, the service of such notice may be made by attaching the same in the main entrance to said premises. A copy of all notices under this lease shall also be sent to Tenant's last known address, if different from said premises.

27. BANKRUPTCY. If Tenants shall be adjudicated bankrupt or as insolvent or take the benefit of any Federal reorganization or make a general assignment or take the benefit of any insolvent law, or if a Trustee in bankruptcy or a receiver be appointed or elected for Tenant, under Federal or State Law, this lease at the option of the Landlord shall expire and end seven (7) days after Landlord gives Tenant written notice. UNLESS, the Tenant's Trustee immediately cures any default of Tenant hereunder and provides (in compliance with Federal and State laws) adequate assurance of future performance of Tenant's obligations hereunder.

28. BEYOND LANDLORD'S CONTROL. None of the acts, promises, covenants, or obligations on the part of the Tenant to be kept, performed or not performed as the case may be, nor the obligation of the Tenant to pay rent, Additional Rent or other charges or payments shall be in anywise waived, excused or affected by reason of the Landlord being unable at any time during the term of this lease, to supply, or to delay in supplying heat, light, elevator service or any other service expressed or implied on the part of the Landlord to be supplied; or by reason of the Landlord being unable to make alterations, repairs, or decorations, or to supply any equipment or fixtures, or any other promise, covenant, or obligations on the part of the Landlord to be performed, if the Landlord's inability or delay is caused by circumstances or events beyond the Landlord's control.

29. KEYS. Landlord shall provide Tenant with one key per lock, and the Tenant is responsible for accounting for all keys provided or duplicated and shall return all keys of leased premises to the Landlord upon termination or cancellation of this lease and/or Tenant's vacating said premises. Landlord shall have the right, if in the Landlord's sole judgement it is necessary, to require the Tenant at Tenant's expense to replace locks, and to supply Landlord with one key to the new locks. The Landlord shall retain a master key or pass key to the premises, including all security locks and systems. Tenant shall not change or install new locks or security systems without written approval from the Landlord.

30. ESTOPPEL CERTIFICATES. Tenant shall from time to time, within ten (10) days following written notice from the Landlord, execute, acknowledge and deliver to the Landlord a written statement certifying that this lease is in full force and effect. This statement should also state whether or not the Landlord is in default in performance of any covenant or condition of this lease. The failure of the Tenant to execute, acknowledge and deliver to the Landlord a statement in accordance with this covenant shall constitute an acknowledgement by the Tenant that this lease is unmodified and in full force and effect, an shall constitute a waiver of any defaults by the Landlord which may have existed prior to the date of such notice.

31. PEACEFUL POSSESSION. Subject to the terms, covenants and conditions of this lease, the Tenant shall have, hold, and enjoy possession of the leased premises, subject to the rights of the holders of any mortgage which now covers said premises or which may hereinafter be placed on leased premises by Landlord. Tenant's rights are also subject to any underlying lease now or later covering the entire property of which the leased property is part. Tenant shall execute any necessary lease subordination agreement at the Landlord's request.

32. DEFAULT. If Tenant fails to pay rent, including Additional Rent on or before the due dates as herein stated (TIME IS OF THE ESSENCE) this lease shall be in default. If Tenant fails to cure such default within five (5) days after written notice from Landlord; or if Tenant shall be in default in performing any of the terms, covenants and conditions of this lease other than the provision requiring the payment of rent, and fails to cure such default within thirty (30) days after the receipt of written notice of default from Landlord; or if leased premises shall be abandoned or deserted for fifteen (15) days, of if this lease is assigned to any other person, firm, office or corporation, without the permission of Landlord as required in paragraph 15 herein, this lease at the Landlord's option shall expire and terminate seven (7) days after the Landlord delivers written notice to Tenant of such condition or default and Tenant shall immediately quit and surrender said premises to Landlord. In the event of any such default or breach of performance, the Landlord without any further notice or demand of any kind to the Tenant, may terminate this lease and re-enter and forthwith repossess the entire premises and without being liable for trespass or damage shall re-let, lease or demise the premises to another Tenant without any hindrance or prejudice to Landlord's right to distrain for any past due rent, Additional Rent, and rent from the time of such default or termination until the premises were leased or rented to another Tenant. The collection by Landlord of rent for the unexpired term shall entitle Tenant to all Tenant's rights of this lease during the period for which the rent may have been collected.

33. ASSIGNMENT OF CHATTELS. Tenant hereby pledges and assigns to Landlord all the furniture, fixtures, goods, equipment and chattels of Tenant which shall or may be brought or put on said premises as security for the payment of said rent, and Tenant agrees that said lien may be enforced by distraint or foreclosure at the election of the Landlord. It is understood and agreed that any merchandise, fixtures, furniture, or equipment left in the premises when Tenant vacates shall be deemed to have been abandoned by Tenant and by such abandonment, Tenant relinquishes any right or interest therein and Landlord is authorized to sell, dispose of or destroy same.

34. ATTORNEY'S FEE. In the event Landlord successfully defends any action by the Tenant, or if it is necessary for Landlord to employ an attorney for the collection of rent or any other sum due hereunder, or to enforce any covenant of this lease, or the termination of this lease, or for the possession of the leased premises or any part thereof, the Tenant shall pay all costs, including reasonable attorney's fees.

35. AGENT.  Tenant acknowledges that the aforementioned     Robert L. Pratt,
                                                        --------------------
CCIM                                                    is the managing agent
- -------------------------------------------------------
for the owner(s) of the leased premises. Tenant shall pay all rent payable under this lease to said agent. The right to collect said rentals shall be governed by the written agreement between Landlord and agent for the management of the leased premises and shall terminate with the expiration of said management agreement or any renewal thereof.

36. DEFINITIONS. "Landlord" as used in this lease shall include the owner or owners of the property and/or the aforementioned managing agents as well as the Landlord's heirs, representatives, assigns and successors in title to premises. "Tenant" shall include Tenant, Tenant's heirs and representatives, and if this lease shall be assigned or sublet, shall include also Tenant assignees or subleases, as to premises covered by such assignment or sublease. "Agent" shall include partnership or individual, as may fit the particular parties.

37. SPECIAL STIPULATIONS. Insofar as the following stipulations conflict with any of the provisions herein, the following stipulations shall control:

  a.  Tenant agrees to pay all real estate property taxes and hazard insurance.

  b. Landlord agrees to clean up building in broom swept condition, repair low area in backyard, make loading dock in good condition. All mechanics including electrical and plumbing to be in good working order at Tenant occupancy.

  c. There will be a 10% late fee for any rent monies received after the 5th of the month.

  d. It is understood and agreed that Robert L. Pratt of Re/Max Professional Realty is the leasing agent for this lease and all renewals and will be paid a commission as is customary between D.E. Gressette and Robert L. Pratt per the existing leasing agreement.

38. NOTICES. Realtor: Re/Max Professional Realty, 8761 Dorchester Road, Charleston, SC 29420
        Landlord: D. E. Gressette, P.O. Box 60340,
                  N. Charleston, SC 29419-0340
        Tenant:   MDT, Inc., P.O. Box 10668, 7371-B Spartan Blvd, East,
                  N. Charleston, SC 29418 (803) 552-8652



39. ENTIRE AGREEMENT. This lease contains the entire agreement between the parties hereto and all previous negotiations leading thereto, and it may be modified only by a dated written agreement signed by both Landlord and Tenant. No surrender of the leased premises or of the remainder of thee term of this lease shall be valid unless accepted by Landlord in writing. TIME IS OF THE ESSENCE IN THE AGREEMENT.

THIS IS A LEGALLY BINDING CONTRACT.  TENANT IS ADVISED TO SEEK FURTHER
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ASSISTANCE IF THE CONTENTS ARE NOT UNDERSTOOD.  TENANT ACKNOWLEDGES THE RECEIPT
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OF A COPY OF THIS AGREEMENT.
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IN WITNESS WHEREOF Landlord and Tenant have executed these premises, the day and year first above written.


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WITNESS AS TO TENANT                                      TENANT



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WITNESS AS TO TENANT                                      TENANT



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WITNESS AS TO LANDLORD (OR AGENT)                         LANDLORD (OR AGENT)



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WITNESS AS TO LANDLORD (OR AGENT)                         LANDLORD (OR AGENT)